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                                                                    EXHIBIT 99.1

                          CONSENT OF PROPOSED DIRECTOR

    I, ___________________ hereby consent to having my name listed as a proposed director under the caption "Management of the Company" in the Registration Statement on Form S-11 (No. 333-40813) and related Prospectus of Anthracite Capital, Inc.

Executed this ____ day of March, 1998.

                                       By: _____________________________________